SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2006


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                 000-50323               32-0061893
----------------------------      -------------        ----------------------
(State or other jurisdiction      (File Number)          (I.R.S. Employer
      of incorporation)                                identification number)


                   49 W. 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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

Item 2.02.   Results of Operations and Financial Condition.
             ----------------------------------------------

             On March 24, 2006, Registrant issued a press release announcing earnings for the year ending December 31, 2005. Total assets as of December 31, 2005 were $169,329,270 compared to $137,172,635 at
             December 31, 2004. This represents an increase of 23.44% from the same period in 2004.

             The foregoing is qualified by reference to the press release attached as Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

             a.   Financial Statements
                  --------------------

                  Not Applicable.

             b.   Pro Forma Financial Information
                  -------------------------------

                  Not Applicable.

             c.   Exhibits
                  --------

                  (99.1) Press Release dated March 24, 2006

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 24, 2006

Service 1st Bancorp


By:  /s/ ROBERT BLOCH
     ----------------------------
     Chief Financial Officer

                                  EXHIBIT INDEX


                                                                    Sequential
Exhibit Number        Description                                   Page Number
--------------        -----------                                   -----------
    99.1              Press Release dated March 24, 2006                5-6